UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2018

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 9, 2018, SYNNEX Corporation (“SYNNEX”) entered into a Credit Agreement (the “New Credit Agreement”) with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and certain United States subsidiaries (“Domestic Subsidiaries”) of SYNNEX, as guarantors. The New Credit Agreement provides for the extension of one or more term loans in an aggregate principal amount not to exceed $1.8 billion.

As previously disclosed, SYNNEX entered into an Agreement and Plan of Merger (without giving effect to any amendment thereto or consent thereunder, the “Merger Agreement”), dated as of June 28, 2018, with Delta Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of SYNNEX (“Merger Sub I”), Delta Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of SYNNEX (“Merger Sub II”), and Convergys Corporation, an Ohio corporation (“Convergys”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub I will merge with and into Convergys (the “Initial Merger”), with Convergys surviving the Initial Merger as a wholly owned subsidiary of SYNNEX, followed immediately by the merger of the surviving corporation with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of SYNNEX. SYNNEX entered into the New Credit Agreement in connection with the Mergers.

The initial funding date under the New Credit Agreement must be prior to the End Date (as defined in the Merger Agreement as December 28, 2018, which may be extended for 90 days to obtain any required regulatory approvals). The lenders’ obligation to fund the initial loan is subject to several conditions, including, among others, completion of the Mergers, the non-occurrence of a material adverse effect on Convergys, the accuracy of certain representations and warranties related to both SYNNEX and Convergys and SYNNEX’ and Convergys’ delivery of certain financial statements. The proceeds of the initial loan will be used to finance the completion of the Mergers and the related refinancing, together with the payment of related fees and expenses.

After the initial funding date under the New Credit Agreement, and subject to several conditions, the lenders are obligated to fund up to five additional loans for an availability period of ninety days after the initial funding date, in an aggregate amount not to exceed the lesser of the remaining unused commitments of the lenders after initial funding date and $350,000,000. The proceeds of any loan made after the initial funding date must be used to repurchase or settle the outstanding Convergys convertible debentures tendered in connection with the mergers until all such convertible debentures have been repurchased or settled.

The maturity of the New Credit Agreement will be five years after the initial funding date. The outstanding principal amount of the term loan is payable in quarterly installments in an amount equal to 1.25% commencing on the last day of the second full fiscal quarter after the initial funding date under the New Credit Agreement, with the outstanding principal amount of the loans as of the end of the availability period, with the unpaid balance due in full on the maturity date.

Loans borrowed under the New Credit Agreement bear interest, in the case of LIBOR rate loans, at a per annum rate equal to the applicable LIBOR rate, plus the Applicable Rate (as defined in the New Credit Agreement), which may range from 1.25% to 1.75%, based on SYNNEX’ Consolidated Leverage Ratio (as defined in the New Credit Agreement). Loans borrowed under the New Credit Agreement that are not LIBOR rate loans bear interest at a per annum rate equal to (i) the greatest of (A) 1/2 of 1.0% plus the greater of (x) the Federal Funds Rate (as defined in the New Credit Agreement) in effect on such day and (y) the Overnight Bank Funding Rate in effect on such day (as defined in the New Credit Agreement), (B) the LIBOR rate plus 1.0% per annum, and (C) the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. plus (ii) the Applicable Rate, which may range from 0.25% to 0.75%, based on SYNNEX’ Consolidated Leverage Ratio.

The New Credit Agreement contains various loan covenants that restrict the ability of SYNNEX and its subsidiaries to take certain actions, including, incurrence of indebtedness, creation of liens, mergers or consolidations, dispositions of assets, repurchase or redemption of capital stock, making certain investments, entering into certain transactions with affiliates or changing the nature of their business. In addition, the New Credit Agreement contains financial covenants which require SYNNEX to maintain at the end of any of its fiscal quarters commencing with the first fiscal quarter ending after entry into the New Credit Agreement, (i) a Consolidated Leverage Ratio (as defined in the New Credit Agreement) not to exceed (A) prior to the closing date of the Mergers, 4.0:1.0, (B) from and after the first fiscal quarter of SYNNEX ending after the closing date of the Mergers through and including the fifth full fiscal quarter of SYNNEX ending after the closing date of the Mergers, 4.25:1.0 and (C) from and after the sixth full fiscal quarter of SYNNEX ending after the closing date of the Mergers, 4.0:1.0 and (ii) a Consolidated Interest

Coverage Ratio (as defined in the New Credit Agreement) equal to or greater than 3.50:1.0. The New Credit Agreement also contains various customary events of default, including with respect to change of control of SYNNEX.

SYNNEX’ obligations under the New Credit Agreement are secured by substantially all of its and certain of its Domestic Subsidiaries’ assets and are guaranteed by certain of its Domestic Subsidiaries, and the interests of the lenders under the New Credit Agreement are secured on a pari passu basis with the interests of the lenders under SYNNEX’s existing U.S. senior secured credit agreement pursuant to an intercreditor agreement.

The foregoing description of the New Credit Agreement is qualified in its entirety by reference to the full text of the New Credit Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Agreement.

As previously reported, SYNNEX entered into a debt commitment letter (the “Commitment Letter”), dated as of June 28, 2018, with JPMorgan Chase Bank, N.A. (“JPMCB”), Bank of America, N.A. (“Bank of America” and, together with JPMCB, the “Initial Lenders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Initial Lenders committed to provide a 364-day senior secured term loan facility in an aggregate principal amount of up to $3.57 billion, subject to the satisfaction of certain customary closing conditions (the “Bridge Facility”). On August 9, 2018, the $1.80 billion commitment with respect to “Tranche A of the Bridge Facility” under the Commitment Letter was reduced to zero and the Commitment Letter terminated in its entirety as a result of the Company entering into the New Credit Agreement.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter, which was filed as exhibit 10.1 to the Form 8-K filed by SYNNEX on July 2, 2018, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Mergers, on July 30, 2018, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Mergers. The closing of the Mergers remains subject to the satisfaction or waiver of the remaining conditions to the Mergers set forth in the Merger Agreement, including approvals by the stockholders and shareholders of SYNNEX and Convergys.

On August 9, 2018, SYNNEX issued a press release announcing its entry into the New Credit Agreement and the early termination of the waiting period under the HSR Act. The full text of the press release is furnished herewith as Exhibit 99.1.

About SYNNEX Corporation

SYNNEX Corporation (NYSE: SNX) is a Fortune 200 corporation and a leading business process services company, providing a comprehensive range of distribution, logistics and integration services for the technology industry and providing outsourced services focused on customer engagement to a broad range of enterprises. SYNNEX distributes a broad range of information technology systems and products, and also provides systems design and integration solutions. Concentrix, a wholly-owned subsidiary of SYNNEX Corporation, offers a portfolio of strategic solutions and end-to-end business services focused on customer engagement, process optimization, technology innovation, front and back-office automation and business transformation to clients in ten identified industry verticals. Founded in 1980, SYNNEX Corporation operates in numerous countries throughout North and

South America, Asia-Pacific and Europe. Additional information about SYNNEX may be found online at www.synnex.com.

About Concentrix

Concentrix, a wholly-owned subsidiary of SYNNEX Corporation (NYSE: SNX), is a leading business services company. We focus on customer engagement and improving business outcomes for over 450 global clients across many continents. Our 100,000+ staff deliver technology-infused, omni-channel customer experience management, marketing optimization, digital, consulting, analytics and back office solutions in 40+ languages from 125+ delivery centers. We serve automotive; banking and financial services; insurance; healthcare; technology; consumer electronics; media and communications; retail and e-commerce; travel and transportation; and energy and public sector clients. Visit www.concentrix.com to learn more.

About Convergys

Convergys delivers consistent, quality customer experiences in 58 languages around the globe. We partner with our clients to improve customer loyalty, reduce costs, and generate revenue through an extensive portfolio of capabilities, including customer care, analytics, tech support, collections, home agent, and end-to-end selling. We are committed to delighting our clients and their customers, delivering value to our shareholders, and creating opportunities for our talented, caring employees in 33 countries around the world. Visit www.convergys.com to learn more.

Additional Information and Where to Find It

In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX and Convergys have filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary registration statement on Form S-4 that includes a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX, and a definitive joint proxy statement/prospectus will be mailed to stockholders of SYNNEX and shareholders of Convergys. INVESTORS AND SECURITY HOLDERS OF SYNNEX and CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at 510-668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com/ or by contacting Convergys’s Investor Relations Department at (513) 723-7768.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX Corporation (“SYNNEX”), Convergys Corporation (“Convergys”) and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the Mergers and the terms of the New Credit Agreement including as to maturity date, covenants, the anticipated use of the proceeds of the initial loan, and the obligations of the lenders and SYNNEX under the New Credit Agreement. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and shareholder approvals) in the anticipated timeframe or at all; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of August 9, 2018, by and among SYNNEX, the subsidiaries of SYNNEX named therein, the lenders signatories thereto from time to time, and JPMorgan Chase Bank., N.A., as administrative agent.

99.1	Press release dated August 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary